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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 2, 2009


                                AMERIANA BANCORP
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)

          INDIANA                       0-18392                 35-1782688
-----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
    of incorporation)                                       Identification No.)


                2118 BUNDY AVENUE, NEW CASTLE, INDIANA      47263-1048
                -------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code: (765) 529-2230
                                                           --------------


                                 NOT APPLICABLE
    -----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS.
              ------------

         On January 2, 2009, Ameriana Bancorp announced that it, along with joint-venture partners First Merchants Corporation and Mutual First Financial, entered into an agreement to sell the assets of Indiana Title Insurance Company ("ITIC") to IN Title Company, a newly formed company led by current ITIC executives. Ameriana's ownership interest in ITIC is 20.94%. The Company expects to incur a loss of approximately $225,000 on the sale, which will be reported in its results for the fourth quarter of 2008. A copy of the press release dated January 2, 2009 is attached as Exhibit 99.1 and incorporated by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

     (d)      Exhibits

              Number            Description
              ------            -----------

              99.1              Press release dated January 2, 2009





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERIANA BANCORP



Dated: January 6, 2009              By: /s/ Jerome J. Gassen
                                        ---------------------------------------
                                        Jerome J. Gassen
                                        President and Chief Executive Officer